                                                                   Exhibit 10.11







                        A.T. MASSEY COAL COMPANY, INC.

                     EXECUTIVE DEFERRED COMPENSATION PLAN











                           Effective August 1, 1995

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995



                                TABLE OF CONTENTS
                                -----------------

                                                                                          Page
                                                                                          ----
INTRODUCTION.................................................................................1

ARTICLE I
DEFINITIONS
        1.01. Affiliates.....................................................................2
        1.02. Beneficiary....................................................................2
        1.03. Board..........................................................................2
        1.04. Bonus Award....................................................................2
        1.05. Change of Control..............................................................2
        1.06. Code...........................................................................2
        1.07. Committee......................................................................2
        1.08. Company........................................................................2
        1.09. Deferred Account...............................................................2
        1.10. Deferred Benefit...............................................................3
        1.11. Election Date..................................................................3
        1.12. Election Form..................................................................3
        1.13. Eligible Employee..............................................................3
        1.14. Excess Benefit.................................................................3
        1.15. Excess Benefit Account.........................................................3
        1.16. Incentive Award................................................................3
        1.17. Investment Options.............................................................3
        1.18. Participant....................................................................3
        1.19. Plan...........................................................................3
        1.20. Profit Sharing Plan............................................................3
        1.21. Salary.........................................................................3
        1.22. Terminate, Terminating, or Termination.........................................4

ARTICLE II
PARTICIPATION
        2.01. Excess Benefits................................................................5
        2.02. Salary Deferrals...............................................................5
        2.03. Incentive Award Deferrals......................................................5
        2.04. Bonus Award Deferrals..........................................................5

ARTICLE III
EXCESS BENEFITS
        3.01. Applicability..................................................................6
        3.02. Amount of Benefit..............................................................6

ARTICLE IV
DEFERRAL ELECTIONS

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995

        4.01. Amounts Subject to Deferral....................................................7
        4.02. Elections......................................................................7
        4.03. Deferral Periods...............................................................7

ARTICLE V
BENEFITS
        5.01. Accounts.......................................................................9
        5.02. Distributions..................................................................9

ARTICLE VI
INVESTMENT OPTIONS
        6.01. Investment Options............................................................11
        6.02. Election of Investment Options................................................11
        6.03. Method of Crediting Interest Adjustments......................................11

ARTICLE VII
OTHER DISTRIBUTION EVENTS
        7.01. Change of Control.............................................................12
        7.02. Unforeseeable Emergency.......................................................12
        7.03. Withdrawals...................................................................12

ARTICLE VIII
PARTICIPANT RIGHTS IN THE UNFUNDED PLAN

ARTICLE IX
TERMINATION OF EMPLOYMENT
        9.01. Termination of Employment.....................................................15
        9.02. Vesting.......................................................................15
        9.03. Reemployment..................................................................15

ARTICLE X
TERMINATION, AMENDMENT OR MODIFICATION OF PLAN
        10.01. Amendment or Termination.....................................................16
        10.02. Notice Requirement...........................................................16
        10.03. Limitation on Amendment, Termination, etc....................................16
        10.04. Effect of Plan Termination...................................................16

ARTICLE XI
OTHER BENEFITS AND AGREEMENTS

ARTICLE XII
RESTRICTIONS ON TRANSFER OF BENEFITS

ARTICLE XIII

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995

ADMINISTRATION OF THE PLAN
        13.01. The Committee................................................................19
        13.02. Indemnification of the Committee.............................................19
        13.03. Powers of the Committee......................................................19
        13.04. Information..................................................................19

ARTICLE XIV
MISCELLANEOUS
        14.01. Binding Nature...............................................................20
        14.02. Governing Law................................................................20
        14.03. Use of Masculine and Feminine; Singular and Plural...........................20
        14.04. No Guarantee of Employment...................................................20

ARTICLE XV ADOPTION

EXHIBIT I...................................................................................22
PLAN INVESTMENT OPTIONS.....................................................................22

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995



                                 INTRODUCTION
                                 ------------

     The Board of Directors of A.T. Massey Coal Company, Inc. has adopted the Executive Deferred Compensation Plan effective August 1, 1995. The Board determined that the adoption of the Plan would assist it in attracting and retaining those employees whose judgment, abilities and experience will contribute to its continued progress. The purpose of the Plan is to permit eligible employees to defer a portion of their salary, bonus and incentive awards and to provide a benefit for these Employees whose benefits under the Company's Profit Sharing Plan are limited by the application of section 401 of the Code. Eligible Employees are selected by the Committee to participate in the Plan.

     The Plan is intended to be unfunded and maintained primarily for the purpose of providing deferred compensation for a "select group of management or highly compensated employees" (as such phrase is used in the Employee Retirement Income Security Act of 1974). The Plan must be administered and construed in a manner that is consistent with that intent.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995



                                   ARTICLE I

                                  DEFINITIONS
                                  -----------


       The following phrases or terms have the indicated meanings:

1.01.  Affiliate means (i) any entity that is a member of a controlled group of
       ---------
corporations as defined in Code section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(c), of which the Company is a member according to Code section 414(b); (ii) an unincorporated trade or business that is under common control with the Company as determined according to Code section 414(c); (iii) a member of an affiliated service group of which the Company is a member according to Code section 414(m); or (iv) any entity required to be aggregated according to Code section 414(o).

1.02.  Beneficiary means the person, persons, entity, entities or the estate of
       -----------
a Participant, who is designated by the Participant on a form provided by the Company to receive benefits on account of the Participant's death, or in the absence of any designation, the personal representative of the Participant's estate.

1.03.  Board means the Board of Directors of A.T. Massey Coal Company, Inc.
       -----

1.04.  Bonus Award shall mean any bonus, pay adjustment, or other similar
       -----------
payment from the Company.

1.05.  Change of Control shall be deemed to have occurred if, (i) a third
       -----------------
person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, acquires shares of Fluor Corporation having 25% or more of the total number of votes that may be cast for the election of directors of Fluor Corporation; or (ii) as the result of any cash tender or exchange offer, merger or other business combination or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of Fluor Corporation or the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or Fluor Corporation or any successor to the Company or Fluor Corporation.

1.06.  Code means the Internal Revenue Code of 1986, as amended.
       ----

1.07.  Committee means the Executive Benefit Committee appointed by the Board
       ---------
which shall, in accordance with the provisions of Article XII hereof, be responsible for the management and administration of the Plan.

1.08.  Company means A.T. Massey Coal Company, Inc.
       -------

1.09.  Deferred Account means a bookkeeping record established for each
       ----------------
Participant who elects to receive a Deferred Benefit. A Deferred Account shall be established only for purposes of measuring a Deferred Benefit and not to segregate assets or to identify assets that may be used

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995


to satisfy a Deferred Benefit. A Deferred Account shall be credited with that amount of a Participant's Salary, Bonus Award or Incentive Award deferred as a Deferred Benefit according to a Participant's Election Form. A Deferred Account also shall be credited periodically with interest under Plan Article VI.

1.10.  Deferred Benefit means the benefit available to an Eligible Employee who
       ----------------
has executed a valid Election Form to defer his Salary, Bonus Award or Incentive Award.

1.11.  Election Date means the date by which an Eligible Employee must submit a
       -------------
valid Election Form. An Eligible Employee's Election Date shall be a date that is fifteen days prior to the payroll period for which his Salary will be reduced or, for a Bonus Award or Incentive Award deferred, the date specified in Plan
Section 4.02.

1.12.  Election Form means the form that a Participant uses to elect to receive
       -------------
a Deferred Benefit pursuant to Plan section 4.01. A Participant's distribution election, investment election and Beneficiary designation are part of the Participant's Election Form.

1.13.  Eligible Employee means an individual who (i) is employed by the Company
       -----------------
or an Affiliate; and (ii) is a member of management or is a highly compensated employee.

1.14.  Excess Benefit means the benefit available to an Eligible Employee
       --------------
pursuant to Plan section 3.02.

1.15.  Excess Benefit Account means the bookkeeping record established for each
       ----------------------
Participant who is entitled to receive an Excess Benefit. An Excess Benefit Account shall be established only for purposes of measuring an Excess Benefit and not to segregate or to identify assets that may be used to satisfy an Excess Benefit. An Excess Benefit Account also shall be credited periodically with interest under Plan Article VI.

1.16.  Incentive Award means any cash award made pursuant to the terms of the
       ---------------
Fluor Special Executive Incentive Plan.

1.17.  Investment Options shall mean the investment options shown on Exhibit I.
       ------------------

1.18.  Participant means an Eligible Employee who satisfies the requirements for
       -----------
participation set forth in Article II. An individual shall remain a Participant only so long as the individual remains an Eligible Employee and he continues to satisfy such requirements.

1.19.  Plan means the A.T. Massey Coal Company, Inc. Executive Deferred
       ----
Compensation Plan.

1.20.  Profit Sharing Plan means the Coal Company Salary Deferral and Profit
       -------------------
Sharing Plan.

1.21.  Salary means a Participant's base salary and does not include
       ------
commissions, bonuses or other irregular payments from the Company.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995



1.22.  Terminate, Terminating, or Termination with respect to a Participant,
       --------------------------------------
mean the cessation of his employment with the Company on account of death, disability, severance or any other reason.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995



                                  ARTICLE II

                                 PARTICIPATION
                                 -------------

2.01.  Excess Benefits
       ---------------

       The Committee shall designate the Eligible Employees who are entitled to accrue Excess Benefits under the Plan and shall determine the date such Eligible Employees may begin participation. A Participant shall continue to participate until such date as the Committee may declare he is no longer a Participant entitled to accrue Excess Benefits or until the date that he is no longer an Eligible Employee.

2.02.  Salary Deferrals
       ----------------

       The Committee shall select the Eligible Employees who are entitled to defer all or a portion of their Salary pursuant to the provisions of Plan section 4.02(a).

2.03.  Incentive Award Deferrals
       -------------------------

       Any Eligible Employee who earns an Incentive Award which becomes payable after the Effective Date will be entitled to defer such Incentive Award or portion thereof pursuant to the provisions of Plan section 4.02(b).

2.04.  Bonus Award Deferrals
       ---------------------

       The Committee shall select the Eligible Employees who are entitled to defer all or a portion of their Bonus Award pursuant to the provisions of Plan section 4.02(c).

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995



                                  ARTICLE III

                                EXCESS BENEFITS
                                ---------------

3.01.  Applicability
       -------------

       This Article III applies only to those Participants who are eligible for an Excess Benefit pursuant to Plan section 2.01.

3.02.  Amount of Benefit
       -----------------

       As of each December 31, the Company shall credit the Excess Benefit Account of each Eligible Employee with an amount equal to the sum of:

       (a) the excess of the amount of Company matching contributions which would have been made to the account of such Eligible Employee for such calendar year under the Profit Sharing Plan, if such Eligible Employee had received a matching Company contribution at the percentage rate applicable to non-highly compensated participants, over the actual amount of Company matching contributions allocated to his accounts for such calendar year; plus

       (b) the amount of Company matching contributions which would have been made to the account of such Eligible Employee for such calendar year under the Profit Sharing Plan, but for the limitations imposed by Code sections 401(a)(17) and 415, if the Employee had contributed to the Profit Sharing Plan the amounts deferred under Article IV of this Plan and received a Company matching contribution at the percentage rate applicable to non-highly compensated participants; provided, however, that in no event shall any Company matching contribution apply to amounts deferred, in excess of ten percent of the Eligible Employee's total cash compensation (Salary, Bonus Awards and Incentive Awards combined), minus amounts contributed by the Eligible Employee under the Profit Sharing Plan. Interest shall accrue on a Participant's Excess Benefit Account in accordance with Article VI.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995



                                  ARTICLE IV

                              DEFERRAL ELECTIONS
                              ------------------

4.01.  Amounts Subject to Deferral
       ---------------------------

       Subject to the effect of any previously authorized or required deductions, reductions or income or employment tax withholdings applicable to such compensation, an Eligible Employee may elect to defer all or any portion of his Salary, any Incentive Award or any Bonus Award.

4.02.  Elections
       ---------

       (a) Salary Deferrals.  The amount of Salary to be deferred for future
           ----------------
payroll periods must be specified by the Eligible Employee on an Election Form to his corporate employer as a fixed percentage of Salary. A deferral election shall be effective with the first payroll period beginning after receipt of the properly completed Election Form by the Company and will continue in effect until a subsequent election or termination of the election is received by the Company. Any change or revocation in any Eligible Employee's deferral election shall be effective as of the first payroll period beginning after receipt of such election or revocation. A deferral election may not be changed, revoked or re-initiated for at least six months after the date of his most recent deferral election, change or revocation.

       (b) Incentive Awards Deferrals. The amount of any Incentive Award to be
           --------------------------
deferred must be specified by the Eligible Employee in writing on an Election Form to his corporate employer no later than the end of the Company's fiscal year for which performance is measured in determining the amount of the Incentive Award. The amount to be deferred may be a fixed dollar amount or a percentage of the Incentive Award. Such amount or percentage, once specified, is irrevocable as to such Incentive Award.

       (c) Bonus Award Deferrals. The amount of any Bonus Award to be deferred
           ---------------------
must be specified by the Eligible Employee in writing on an Election Form to his corporate employer no later than the beginning of the payroll period during which such Bonus Award would otherwise become payable; provided, however, that such Election Form must be completed prior to the date on which a Bonus Award is declared. The amount to be deferred may be a fixed dollar amount or a percentage of the Bonus Award. Such amount or percentage, once specified, is irrevocable as to such Bonus Award.

4.03.  Deferral Periods
       ----------------

       Unless otherwise specified by the Eligible Employee at the time of deferral election, payment of such amounts shall be deferred until such Eligible Employee's Termination. The Eligible Employee may specify a deferral period which may not extend beyond the date upon which such Eligible Employee reaches age 70 1/2. If a specific deferral period has been selected,

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995

the deferral period shall end upon the earlier to occur of (i) the Eligible Employee's Termination or (ii) expiration of the specified deferral period.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995



                                   ARTICLE V

                                   BENEFITS
                                   --------

5.01.  Accounts
       --------

       (a) Deferred Benefit Account.  Deferred Benefits shall be credited to a
           ------------------------
Deferred Account as of the last day of the payroll period in which the deferred Salary would have been paid and with respect to any Bonus or Incentive Award, as of the date such award is payable to the Eligible Employee. Interest shall accrue monthly on the balance in a Deferred Account as described in Article VI.

       (b) Excess Benefit Account.  Excess Benefits shall be credited to an
           ----------------------
Excess Benefit Account as of the time specified in Article III. Interest shall accrue monthly on the balance in a Excess Benefit Account as described in
Article VI.

5.02.  Distributions
       -------------

       (a) All Deferred Benefits and Excess Benefits, less withholding for applicable income and employment taxes, shall be paid in cash on the date specified in the Participant's Election Form.

       (b) Deferred Benefits and Excess Benefits shall be paid in a lump sum unless the Participant's Election Form specifies annual installment payments over a period of up to twenty years. Installment payments will be made in approximately equal amounts during each year of the installment period. For a Deferred Benefit or an Excess Benefit payable in installments, interest under
Article VI shall continue to accrue on the unpaid balance of a Deferred Account or Excess Benefit Account, as applicable.

       Unless otherwise specified in a Participant's Election Form, any lump sum payment shall be paid or installment payments shall begin January 31, of the year after the Participant's Termination.

       (c) Notwithstanding any other provision of this Plan or a Participant's Election Form, the Committee in its sole discretion may postpone the distribution of all or part of a Deferred Benefit or Excess Benefit to the extent that the payment would not be deductible under Code section 162(m). A Deferred Benefit of Excess Benefit distribution that is postponed pursuant to the preceding sentence shall be paid as soon as it is possible to do so within the deduction limitations of Code section 162(m).

       (d) A Participant or Beneficiary may not assign Deferred Benefits or Excess Benefits. Only one Beneficiary designation form may be effective at any one time to designate one or more Beneficiaries for all of his Deferred Benefits or Excess Benefits under the Plan. Such designations are revocable. Each Beneficiary shall receive his portion of the Participant's

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995


Deferred Account and the Participant's Excess Benefit Account, as applicable, on January 31 of the year following the Participant's death. The Committee may insist that multiple Beneficiaries agree upon a single distribution method.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995


                                  ARTICLE VI

                              INVESTMENT OPTIONS
                              ------------------

6.01.  Investment Options
       ------------------

       The Company has selected the Investment Options described in Exhibit I any of which may be changed, modified or deleted, or additional investment options may be added, from time to time by the Committee.

6.02.  Election of Investment Options
       ------------------------------

       (a) At the time that an Eligible Employee first becomes a Participant, the Participant shall allocate deferrals among the Investment Options. Such Investment Options will be used as a measure of the investment performance of his Deferred Account and his Excess Benefit Account, if applicable. A Participant may specify that all or any 10% multiple of his Deferred Account and his Excess Benefit Account, if applicable, be deemed to be invested in one or more of the Investment Options.

       (b) A Participant may reallocate the Investment Options for his Deferred Account and his Excess Benefit Account once every six months in 10% multiples. Any reallocation will be effective as of the first day of the month following the month in which an appropriately completed form is received by the Committee. Until a Participant delivers a new Investment Option form to the Committee, his prior Investment Options shall control. If a Participant fails to select an Investment Option for his Deferred Account and his Excess Benefit Account, he shall be deemed to have elected the Treasury Bill Option.

6.03.  Method of Crediting Interest Adjustments
       ----------------------------------------

       Interest will be credited to a Participant's Deferred Account and his Excess Benefit Account as follows: As of the last day of each month in which any amount remains credited to the Deferred Account or the Excess Benefit Account of a Participant, each portion of such accounts deemed invested in a particular Investment Option shall either be credited or debited with an amount equal to that determined by multiplying the balance of such portion of such account as of the last day of the preceding month by the return rate for that month for the applicable Investment Option. As to the applicable amount distributed, the Company shall ~ crediting or debiting adjustments to the Participant's Deferred Account or his Excess Benefit Account on the last day of the month of the date of distribution.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995


                                  ARTICLE VII

                           OTHER DISTRIBUTION EVENTS
                           -------------------------

7.01.  Change of Control
       -----------------

       Notwithstanding any other provision of this Plan, if a Participant's employment with the Company or its subsidiaries Terminates for any reason other than death, within the two-year period beginning on the date that a Change of Control occurs, then the Company shall pay to the Participant within the first 15 days of the month following such termination a lump sum distribution of his Deferred Account and his Excess Benefit Account. If the Participant dies after Termination but before payment of any amount under this Plan section, then such amount shall be paid to the Beneficiary within the first 15 days of the month following the Participant's death.

7.02.  Unforeseeable Emergency
       -----------------------

       (a) A distribution of a portion of a Participant's Deferred Account or Excess Benefit Account because of an Unforeseeable Emergency will be permitted only to the extent required by the Participant to satisfy the emergency need. Whether an Unforeseeable Emergency has occurred will be determined solely by the Committee. Distributions in the event of a Unforeseeable Emergency may be made by and with the approval of the Committee upon written request by a Participant.

       (b) An "Unforeseeable Emergency" is defined as a severe financial hardship to the Participant caused by sudden or unexpected illness or accident of the Participant or of a dependent of the Participant (as defined in Code section 152(a)), a loss of the Participant's property due to casualty, or other extraordinary and unforeseeable circumstances caused by a result of events beyond the Participant's control. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any event, any distribution under this Plan section shall not exceed the amount required by the Participant to satisfy the Unforeseeable Emergency after (i) reimbursement or compensation through insurance or otherwise, (ii) liquidation of the Participant's assets, to the extent such liquidation would not itself cause a severe financial hardship, or (iii) suspension of deferrals under the Plan.

7.03.  Withdrawals
       -----------

       A Participant may elect by filing with the Company a form specified by the Committee, to receive an amount equal to 90% of his Deferred Account or Excess Benefit Account at any time prior to his Termination. The amount of any withdrawal shall be distributed to the Participant in a single lump sum as soon as administratively practical following such election. If a Participant makes an election described in this Plan section, the balance of the Participant's Deferred Account or Excess Benefit Account not distributed to the Participant shall be forfeited to the Company. In addition, the Participant shall be prohibited from making a Salary deferral

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995


for the balance of the year in which this distribution is made and for the following year. Any elections previously made pursuant to Plan section 4.01 shall cease to be effective.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995


                                 ARTICLE VIII

                    PARTICIPANT RIGHTS IN THE UNFUNDED PLAN
                    ---------------------------------------

     The Company has only a contractual obligation to pay the benefits described in Article III and V. All benefits are to be satisfied solely out of the general corporate assets of the Company which shall remain subject to the claims of its creditors. No assets of the Company will be segregated or committed to the satisfaction of its obligations to any Participant or Beneficiary under this Plan.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995


                                  ARTICLE IX

                           TERMINATION OF EMPLOYMENT
                           -------------------------

9.01.  Termination of Employment
       -------------------------

       Except as provided in Plan section 9.02, a Participant who ceases to be an Eligible Employee or whose employment with the Company and its Affiliates is terminated either with or without cause for reasons other than death or retirement, shall immediately cease to be a Participant under this Plan and shall forfeit all rights under this Plan. Further, except as provided in Plan section 9.02, in no event shall an individual who was a Participant but is not a Participant at the time of such individual's death or retirement, have any rights under the Plan. A Participant on authorized leave of absence from the Company shall not be deemed to have terminated employment or lost his status as an Eligible Employee for the duration of such leave of absence.

9.02.  Vesting
       -------

       A Participant's right to amounts credited to his Deferred Account and his Excess Benefit Account are always fully vested and nonforfeitable.

9.03.  Reemployment
       ------------

       A Participant who ceases to be an employee of the Company and who is subsequently reemployed by the Company shall not accrue any additional benefits on account of such later service for periods in which he is not a Participant.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995


                                   ARTICLE X

                TERMINATION, AMENDMENT OR MODIFICATION OF PLAN
                ----------------------------------------------

10.01.  Amendment or Termination
        ------------------------

        Except as otherwise specifically provided, the Company reserves the right to terminate, amend or modify this Plan, wholly or partially, at any time and from time to time. Such right to terminate, amend or modify the Plan shall be exercised by the Board.

10.02.  Notice Requirement
        ------------------

        (a) Plan section 10.01 notwithstanding, no action to terminate the Plan shall be taken except upon written notice to each Participant to be affected thereby, which notice shall be given not less than 30 days prior to such action.

        (b) Any notice which shall be or may be given under the Plan shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company such notice shall be addressed to it at 4 North Fourth Street, Richmond, Virginia 23219; addressed to the attention of the Senior Vice President and General Counsel If notice is to be given to a Participant, such notice shall be addressed to the Participant's last known address.

10.03.  Limitation on Amendment, Termination, etc.
        ------------------------------------------

        The rights of the Company set forth in Plan section 10.01 are subject to the condition that the Board or its delegate shall take no action to amend or terminate the Plan if such amendment or termination would decrease the benefit that has commenced prior to the effective date of the amendment or termination or would become payable if the Participant terminated for any reason (other than for cause) including death, on such effective date.

10.04.  Effect of Plan Termination
        --------------------------

        Except as provided in Plan sections 10.01 and 10.03 and in the following sentence, upon the termination of this Plan by the Board, the Plan shall no longer be of any further force or effect, and neither the Company, any Affiliate nor any Participant shall have any further obligation or right under this Plan. Likewise, the rights of any individual who was a Participant and whose designation as a Participant is revoked or rescinded by the Committee shall cease upon such action except with respect to benefits that have accrued for such individual as of the date of revocation or rescission.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995


                                  ARTICLE XI

                         OTHER BENEFITS AND AGREEMENTS
                         -----------------------------

     The benefits provided for a Participant and his Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program of the Company for its employees, and, except as may otherwise be expressly provided for, the Plan shall supplement and shall not supersede, modify or amend any other plan or program of the Company in which a Participant is participating.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995


                                  ARTICLE XII

                     RESTRICTIONS ON TRANSFER OF BENEFITS
                     ------------------------------------

      No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Participant or Beneficiary under the Plan should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right to a benefit hereunder, then such right or benefit, in the discretion of the Committee, shall cease and terminate, and, in such event, the Committee may hold or apply the same or any part thereof for the benefit of such Participant or Beneficiary, his or her spouse, children, or other dependents, or any of them, in such manner and in such portion as the Committee may deem proper.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995


                                  ARTICLE XIII

                           ADMINISTRATION OF THE PLAN
                           --------------------------

13.01.    The Committee
          -------------

          The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee may adopt such rules and regulations as may be necessary to carry out the purposes hereof. The Committee's interpretation and construction of any provision of the Plan shall be final and conclusive.

13.02.    Indemnification of the Committee
          --------------------------------

          The Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of membership on the Committee, excepting only expenses and liabilities arising out of a member's own willful misconduct. Expenses against which a member of the Committee shall be indemnified hereunder shall include without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled.

13.03.    Powers of the Committee
          -----------------------

          In addition to the powers hereinabove specified, the Committee shall have the power to compute and certify the amount and kind of benefits from time to time payable to Participants and their Beneficiaries under the Plan, to authorize all disbursements for such purposes, and to determine whether a Participant is entitled to a benefit under the Plan.

13.04.    Information
          -----------

          To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995

                                  ARTICLE XIV

                                 MISCELLANEOUS
                                 -------------

14.01.    Binding Nature
          --------------

          The Plan shall be binding upon the Company, any participating Affiliates and its successors and assigns, subject to the provisions set forth in Article X, and upon a Participant, his or her Beneficiary, and either of their assigns, heirs, executors and administrators.

14.02.    Governing Law.
          -------------

          To the extent not preempted by federal law, the Plan shall be governed and construed under the laws of the Commonwealth of Virginia (including its choice of law rules, except to the extent those rules would require the application of the law of a state other than Virginia) as in effect at the time of their adoption and execution, respectively.

14.03.    Use of Masculine and Feminine; Singular and Plural
          --------------------------------------------------

          Masculine pronouns wherever used shall include feminine pronouns and the use of the singular shall include the plural.

14.04.    No Guarantee of Employment
          --------------------------

          The Plan does not in any way limit the right of the Company or an Affiliate at any time and for any reason to terminate the Participant's employment or such Participant's status as an Eligible Employee. In no event shall the Plan, by its terms or by implication, constitute an employment contract of any nature whatsoever between the Company or an Affiliate and a Participant.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995

                                  ARTICLE XV

                                   ADOPTION
                                   --------

     The Company has adopted this Plan pursuant to action taken by the Board.

     As evidence of its adoption of the Plan, A.T. Massey Coal Company, Inc. has caused this document to be signed by its Senior Vice President, this 10/th/ day of August, 1995, effective August 1, 1995.

                                        A.T. MASSEY COAL COMPANY, INC.

                                        By: ____________________________

                        A.T. MASSEY COAL COMPANY, INC.
                     EXECUTIVE DEFERRED COMPENSATION PLAN
                           Effective August 1, 1995

                                   EXHIBIT I
                                   ---------

                            PLAN INVESTMENT OPTIONS


     The following summarizes the investment characteristics of the Plan investment options.

                                       Nature of Primary                   Investment
                                          Investments                       Objective
Money Market Fund             .    Short maturity U.S.                This fund seeks to provide
                                   Treasuries                         participants with stability of
                              .    Certificates of Deposit            principal, current income and
                                   (CDs)                              liquidity.
                              .    Other money market
                                   securities--i.e., commercial
                                   paper, time deposits,
                                   bankers' acceptances, etc.

Interest Income Plus          .    Government Bonds (U.S. and         This fund is designed to
Fund                               Non-U.S.)                          provide moderate income with
                              .    Corporate Bonds (U.S. and          modest volatility over a long
                                   Non-U.S.)                          time horizon through
                              .    Bank and Insurance                 investment in
                                   Company Contracts                  short-intermediate term bonds
                              .    Asset-Backed Investments           of predominantly U.S. issuers.
                                                                      The investments held within
                                                                      this fund's portfolio will
                                                                      typically have maturities
                                                                      ranging from 1-5 years.

Global Diversified            .    U.S. and Non-U.S. Equity and       This fund is designed to
Fund                               Fixed Income                       provide capital growth and
                                   securities--common,                income through investment in a
                                   convertible, and preferred         portfolio of global
                                   stocks and bonds (may include      diversified assets. The fund
                                   Fluor Stock)                       seeks to achieve its goal with

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995

                                       Nature of Primary                   Investment
                                          Investments                       Objective

                              .    Real Estate                        a moderate amount of price
                              .    Private Equity/Venture             fluctuation.
                                   Capital
                              .    Short-term reserves--cash
                                   investments


Global Diversified            .    U.S. and Non-U.S. Equity           The objective of this fund is
Plus Fund                          and Fixed Income                   to provide aggressive capital
                                   securities--common,                growth and income through
                                   convertible, and preferred         investment in a portfolio of
                                   stocks and bonds (may include      global diversified assets.
                                   Fluor Stock)                       While the asset classes this
                              .    Real Estate                        fund invests in are the same
                              .    Private Equity/Venture             as those included in the
                                   Capital                            Global Diversified Fund, as
                              .    Short-term reserves--cash          described earlier, this fund
                                   investments                        seeks to achieve even higher
                                                                      returns by allowing heavier
                                                                      concentrations in any one type
                                                                      of investment-leading to
                                                                      greater potential short-term
                                                                      price fluctuations (or
                                                                      volatility).  In addition, to
                                                                      provide additional long-term
                                                                      income, this fund also at
                                                                      times will attempt to take
                                                                      advantage of differentials in
                                                                      the short-term markets by
                                                                      making opportunistic
                                                                      investment decisions.  Both
                                                                      long and/or short positions
                                                                      may be held among the various
                                                                      asset classes.

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995


                                   EXHIBIT I

              PARTICIPANTS IN THE A.T. MASSEY COAL COMPANY, INC.
                     EXECUTIVE DEFERRED COMPENSATION PLAN

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995

                                   EXHIBIT I

         ADDITIONAL PARTICIPANTS IN THE A.T. MASSEY COAL COMPANY, INC.
                     EXECUTIVE DEFERRED COMPENSATION PLAN

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995

                                   EXHIBIT I

         ADDITIONAL PARTICIPANTS IN THE A.T. MASSEY COAL COMPANY, INC.
                     EXECUTIVE DEFERRED COMPENSATION PLAN

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995

                                   EXHIBIT I

         ADDITIONAL PARTICIPANTS IN THE A.T. MASSEY COAL COMPANY, INC.
                     EXECUTIVE DEFERRED COMPENSATION PLAN

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995

                         A.T. Massey Coal Company, Inc.
               Executive Deferred Compensation Plan Participants

         Participants            Approved Participants      Additional Approved
    As of January 1, 1998       As of November 11, 1998      Participants As of
                                                             November 13, 1998
                                     -28-

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995

                        A.T. MASSEY COAL COMPANY, INC.
                     Executive Deferred Compensation Plan
                           Effective August 1, 1995



                                     -30-